SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 28, 2006
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                             ML MEDIA PARTNERS, L.P.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                               0-14871                    13-3321085
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
of Incorporation)                                             Identification No)

                           Four World Financial Center
                            New York, New York 10080
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               (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: 800-288-3694
                                                    ------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events
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On December 28, 2006, ML Media Partners, L.P. (the "Partnership") made a final liquidating cash distribution to its partners, and concluded the winding up of the Partnership.

The final distribution of $27,894,009, consisted of a distribution of $19,463,019 to limited partners ($103.53 per unit of limited partner interest) and $8,430,990 to the general partner, allocated in accordance with the Second Amended and Restated Agreement of Limited Partnership, after providing for the payment of any liabilities and contingencies of the Partnership.

These distributions and payments represented the final distributions and payments of the Partnership, the Partnership has no further assets or liabilities and the capital accounts of the partners have been reduced to zero.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ML MEDIA PARTNERS, L.P.

                                                By:  Media Management Partners

                                                By:  RP Media Management

                                                By:  IMP Media Management, Inc.

Dated:  December 28, 2006                       By   /s/Elizabeth McNey Yates
                                                     ------------------------
                                                     Elizabeth McNey Yates